UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
May 11, 2011

Date of report (Date of earliest event reported)
Universal Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33251	65-0231984

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
1110 W. Commercial Blvd., Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(954) 958-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01 Other Events.
On May 11, 2011, Universal Insurance Holdings, Inc. (“Company”) issued a press release announcing that it filed a Form S-8 registration statement with the Securities and Exchange Commission under which (i) its President and Chief Executive Officer, Bradley I. Meier, may from time to time sell up to 6,050,000 shares of common stock and (ii) the Company registered 2,400,000 shares of common stock issuable pursuant to the Company’s Amended and Restated 2009 Omnibus Incentive Plan. The announcement, a copy of which is attached hereto as Exhibit 99.1 to this report, is incorporated herein by reference.
The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits:
99.1	Press Release, dated May 11, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 11, 2011	UNIVERSAL INSURANCE HOLDINGS, INC.
/s/ George R. De Heer
George R. De Heer
Chief Financial Officer